EXHIBIT 99.3

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.  ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTION 4 HEREOF.  THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 4 HEREOF.

THIS CONVERTIBLE NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THE INTERCREDITOR AGREEMENT TO THE NOTE DEBT (AS DEFINED IN THE INTERCREDITOR AGREEMENT).

CONVERTIBLE NOTE

Issuance Date: June __, 2009

Note No.:  Spring 2009 - __ $_____________

FOR VALUE RECEIVED, SOUTH TEXAS OIL COMPANY, a Nevada Company (the “Company”), hereby promises to pay to ____________ or his registered assigns (the “Holder”), the principal amount of ___________________and 00/100 United States Dollars ($________), when due, whether upon maturity, acceleration, redemption or otherwise, and to pay interest (“Interest”) on the unpaid principal balance hereof on each Interest Payment Date (as defined in the Appendix hereto) and upon maturity, or earlier upon acceleration or prepayment pursuant to the terms hereof, from (and including) the Issuance Date through and including the Maturity Date at the Applicable Interest Rate (as defined in the Appendix hereto).  Interest on this Note is payable on each Interest Payment Date and on the Maturity Date, if applicable, or if earlier, upon acceleration or redemption pursuant to the terms hereof, and such Interest shall accrue from and after the Issuance Date (as defined in the Appendix hereto) and shall be computed on the basis of a 365-day year and actual days elapsed.

This Note is being issued in connection with the Securities Purchase Agreement (as defined in the Appendix hereto).

(1)           Certain Defined Terms.  Each capitalized term used and not otherwise defined in this Note shall have the meaning ascribed to such term in the Appendix hereto (or incorporated by reference therein), and the meaning of each such term is incorporated herein by this reference.

(2)           Payments of Principal and Interest.  Except as otherwise may be provided herein, all payments under this Note shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice to the Company in accordance with the provisions of this Note.  Interest shall be paid monthly in arrears on each Interest Payment Date and on the Maturity Date.  Any amount that is not paid when due shall bear interest at the Default Rate from the date such amount is initially due until the same is paid in full.  Whenever any amount expressed to be due by the terms of this Note is due on any day that is not a Business Day, the same shall be due instead on the next succeeding Business Day and interest thereon shall be payable at the Applicable Interest Rate.

Notwithstanding the foregoing, on each of the first three Interest Payment Dates, any Interest Amount payable on such Interest Payment Date shall be paid by adding such Interest Amount to the Principal (i.e., by capitalizing such Interest Amount) on such Interest Payment Date, and after such Interest Payment Date such Interest Amount shall itself (as part of the Principal) bear Interest in accordance herewith.

(3)           Principal Redemptions.

(a)           On the Maturity Date.  If any Principal remains outstanding on the Maturity Date, then the Holder shall surrender this Note, duly endorsed for cancellation to the Company, and such Principal shall be redeemed by the Company as of the Maturity Date by payment on the Maturity Date, respectively, to the Holder, by wire transfer of immediately available funds, of an amount equal to such Principal and the related Interest Amount, together with all other amounts payable under this Note or the Securities Purchase Agreement.

(b)           Optional Early Redemption by Company.

(i)           General.  At any time, and from time to time, after the Issuance Date, the Company shall have the right to redeem some or all of the Principal (a “Company Early Redemption”) by delivering to the Holder written notice (the “Company Early Redemption Notice”) at least five (5) Business Days prior to the date selected by the Company for such Company Early Redemption.  Any Company Early Redemption shall be for an amount in cash equal to the sum of (such sum, the “Aggregate Early Redemption Amount”):

(A)           the Principal then being redeemed and prepaid by the Company on the Company Early Redemption Date (as defined below) pursuant to this Section 3(b) (the “Early Redemption Principal Amount”); and

(B)           the Interest Amount with respect to such Early Redemption Principal Amount as of the applicable prepayment date (the “Early Redemption Interest Amount” and together with any Early Redemption Principal Amount, the “Early Redemption Principal and Interest Amount”), which date shall be the date on which the Company Early Redemption will occur (the “Company Early Redemption Date”).

The Company Early Redemption Notice shall state:

(A)           the Company Early Redemption Date;

(B)           the Aggregate Early Redemption Amount; and

(C)	that the Company is simultaneously redeeming the same percentage of the outstanding principal balance of each Other Note.

A Company Early Redemption Notice shall be irrevocable by the Company.  The failure of the Company to pay the Aggregate Early Redemption Amount in full on the Company Early Redemption Date stated in such notice shall constitute an Event of Default. Any portion of the Aggregate Early Redemption Amount not paid on the Company Early Redemption Date shall bear interest at the Default Rate until paid in full.

(ii)           Mechanics of Company Early Redemption.  If the Company has delivered a Company Early Redemption Notice in accordance with Section 3(b)(i), then, on the Company Early Redemption Date, the Company shall pay the Aggregate Early Redemption Amount in cash by wire transfer of immediately available funds to an account designated by the Holder.  Notwithstanding anything contained herein to the contrary, (A) the Company shall not effect any Company Early Redemption unless it is simultaneously redeeming the same percentage of the outstanding principal balance of each Other Note, and (B) no Company Early Redemption Notice shall contain any material non-public information regarding the Company or any of the Subsidiaries.  Any Company Early Redemption pursuant to this Section 3(b) shall be applied to the remaining mandatory Scheduled Principal Redemptions (as defined below) in order of maturity as to the remaining scheduled installments thereof (i.e., the Early Redemption Principal Amount shall be deducted first from the Scheduled Principal Redemption next payable and then sequentially from the immediately succeeding Scheduled Principal Redemptions and then from the Principal payable at Maturity).

(c)           Scheduled Principal Redemptions.  Subject to the reduction in the scheduled amount of installment payments in accordance with the application of optional redemptions pursuant to the preceding Section 3(b) or reductions in the Principal pursuant to Section 7 below, the Company shall redeem Principal in twelve (12) equal monthly installments, each in the cash amount of $1,333.33, on each of the Interest Payment Dates, commencing with the Interest Payment Date in July 2010 (each such required redemption of Principal, a “Scheduled Principal Redemption”).

(4)           Surrender of Note.  Notwithstanding anything to the contrary set forth in this Note, upon any redemption of the Principal of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless all of the Principal is being repaid and the related Interest Amount and all other obligations payable under this Note (including any other amounts due under this Note) have been paid in full.  The  Register (as defined in Section 14 hereof) shall show the principal amount redeemed and the date(s) of such redemptions, so as not to require physical surrender of this Note upon each such redemption  The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following redemption of any portion of this Note, the Principal may be less than the principal amount stated on the face hereof.

(5)           Interest.  Interest shall be payable by the Company, on each Interest Payment Date and at the Maturity Date, to the record Holder of this Note on such Interest Payment Date by wire transfer of immediately available funds. Any accrued and unpaid Interest which is not paid within three (3) Business Days of such accrued and unpaid Interest’s Interest Payment Date shall bear interest at the Default Rate from such Interest Payment Date until the same is paid in full.

(6)           Voting Rights.  The holders of the Notes shall have no voting rights, except as required by law and as expressly provided in this Note.

(7)           Conversion of Principal to Equity.

(a)           Conversion Rights.  Subject to the further provisions of this Section 7, the Holder of the Note shall have the right at any time subsequent to ninety (90) days after the issuance to the Holder of the Note, to convert all or part of Principal, and any accrued but unpaid Interest of the Note, plus accrued but unpaid Interest due with respect to the Principal converted pursuant to this Section 7, into fully paid and non-assessable shares of Common Stock of the Company determined in accordance with Section 7(b) below; provided, that the Principal to be converted shall be at least $10,000 (unless if at the time of such conversion the Principal of the Note remaining unpaid to Holder is less than $10,000, then the whole Principal remaining may be converted).  Any conversions of the Principal pursuant to this Section 7 shall be applied to the remaining mandatory Scheduled Principal Redemptions  in order of maturity as to the remaining scheduled installments thereof (i.e., the reduction in Principal resulting from any such conversion shall be deducted first from the Scheduled Principal Redemption next payable, and then sequentially from the immediately succeeding Scheduled Principal Redemption and then from the Principal payable at Maturity).

(b)           Conversion Price.  The number of shares of Common Stock issuable upon conversion of each One ($1.00) Dollar of Principal shall equal (i) One ($1.00) Dollar (ii) divided by the Conversion Price.  The “Conversion Price” shall be $0.50, subject to proportional adjustment for stock splits, stock dividends, stock combinations and similar events after the date hereof.

(c)           Conversion Procedure.  The Holder will give notice of its decision to exercise its right to convert the Principal of the Note, or part thereof, by telecopying an executed and completed “Notice of Conversion” (a form of which is annexed as Exhibit A to this Note) to the Company via confirmed telecopier transmission.  The Holder will not be required to surrender the Note until in each case the Principal of the Note has been fully converted.  Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a “Conversion Date”.  The Company will itself or cause the Company’s transfer agent to transmit the Company’s Common Stock certificates representing the Common Stock issuable upon conversion of part or all of the Principal of the Note to the Holder via express courier for receipt by the Holder within five (5) Business Days after receipt by the Company of the Notice of Conversion (the “Delivery Date”).  In the event the Common Stock is electronically transferable, then delivery of the Common Stock must be made by electronic transfer, provided request for such electronic transfer has been made by the Holder.  A replacement Note representing the balance of the Principal of the Note not so converted will be provided by the Company to the Holder if requested by Holder, provided the Holder has delivered the original Note (or replacement Note) to the Company.  To the extent that a Holder elects not to surrender the Note for reissuance upon partial payment or conversion, the Holder hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual Principal of the Note then owned by the Holder.

(d)           Common Stock Issuance Date.  In the case of the exercise of the conversion rights set forth in paragraph 7(a) the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Company of the Notice of Conversion.  The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the record holder of such Common Stock and shall on the same date cease to be treated for any purpose as the record Holder of such shares of Principal of the Note so converted.

(e)           Adjustments.  Upon the conversion of any Principal of the Note, no adjustment or payment shall be made with respect to such conversion on account of any dividend on the Common Stock, except that the Holder of such converted Principal of the Note shall be entitled to be paid any dividends declared on shares of Common Stock after issuance thereof upon conversion hereof.

(f)           Fractional Shares.  The Company shall not be required, in connection with any conversion of Principal of the Note, to issue a fraction of a share of Common Stock and may instead deliver a stock certificate representing the next whole number.

(g)           Forced Conversion.  Upon 20 calendar days written notice following the first date on which the issuance of all of the shares of Common Stock then issuable upon conversion of all of the then outstanding Notes would not exceed that number of shares of Common Stock which the Company may issue upon conversion of the Notes and upon exercise of the Warrants without breaching the Company’s obligations under the rules and regulations of the Principal Market, and provided that a registration statement filed with the Securities and Exchange Commission on Form S-1 or S-3 registering all of the shares of Common Stock then issuable upon conversion of the Note pursuant to this Section 7(g) for unrestricted public resale by the Holder is then effective or all of such shares may then be sold by the Holder without restriction (other than compliance with a current public information requirement) pursuant to Rule 144, the Company may require the Holder to convert the Note into Common Stock (at the Conversion Price) at any time after the Company’s Common Stock (i) closes at a price exceeding $1.00 (subject to proportional adjustment for stock splits, stock dividends, stock combinations and similar events) for any 20 consecutive trading days (the “Lookback Period”) and (ii) the reported daily trading volume of the Common Stock during each trading day during the Lookback Period is not less than 100,000 (subject to proportional adjustment for stock splits, stock dividends, stock combinations and similar events) shares of Common Stock.

(8)           Defaults and Remedies.

(a)           Events of Default.  An “Event of Default” means:

(i)           Any default in payment of (A) any Principal on any of the Notes or (B) any Aggregate Early Redemption Amount, when and as due;

(ii)           Any default in payment of any Interest Amount or any other amount due that is not included in an amount described in the immediately preceding clause (i) and that is not cured within three (3) Business Days from the date such Interest Amount or other amount was due;

(iii)           Any failure by the Company, for a period of ten (10) consecutive days (after giving effect to any grace period set forth in the Securities Purchase Agreement or other Transaction Document relating to any such breach), to comply with any other provision of this Note in all material respects;

(iv)           The Company or any of the Subsidiaries pursuant to or within the meaning of any Bankruptcy Law: (A) commences a voluntary case or applies for a receiving order; (B) consents to the entry of an order for relief against it in an involuntary case or consents to any involuntary application for a receiving order; (C) consents to the appointment of a Custodian of it or any of the Subsidiaries for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; (E) admits in writing that it is generally unable to pay its debts as the same become due; or (F) takes any action for the purpose of effecting any of the foregoing;

(v)           An involuntary case or other proceeding is commenced directly against the Company or any of the Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its Indebtedness under any Bankruptcy Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other Bankruptcy Law proceeding remains undismissed and unstayed for a period of thirty (30) days, or an order of relief is entered against the Company or any of the Subsidiaries as debtor under the Bankruptcy Laws as are now or hereafter in effect;

(vi)           One or more judgments, non-interlocutory orders or decrees shall be entered by a U.S. state or federal or a foreign court or administrative agency of competent jurisdiction against the Company and/or any of the Subsidiaries involving, in the aggregate, a liability as to any single or related series of transactions, incidents or conditions, of $500,000 or more, and the same shall remain unsatisfied, unvacated, unbonded or unstayed, pending appeal for a period of thirty (30) days after the entry thereof;

(vii)           Any representation, warranty, certification or statement made by the Company or any of the Subsidiaries in the Securities Purchase Agreement, this Note or any other Transaction Documents or in any certificate delivered pursuant to any such Transaction Document is incorrect in any material respect when made (or deemed made);

(viii)                      The Lien created by the Mortgages shall at any time fail to constitute a valid perfected Lien on all of the Collateral purported to be secured thereby;

Within two (2) Business Days after the occurrence of any Event of Default, the Company shall deliver written notice thereof to the Holder and, contemporaneously, Publicly Disclose such occurrence and the remedies available to the holders of the Notes.

(b)           Remedies.  If an Event of Default occurs and is continuing, the Holder may declare all of this Note, including all amounts payable hereunder (the “Acceleration Amount”), to be due and payable immediately, except that in the case of an Event of Default arising from events described in clauses (iv) and (v) of Section 8(a) above, all amounts payable hereunder immediately shall become due and payable without further action or notice.  In addition to any remedy the Holder may have under this Note and the other Transaction Documents, such unpaid amounts shall bear interest at the Default Rate, and any payment of Principal prior to the scheduled maturity thereof as a result of acceleration under this Section 8(b) shall be accompanied by the Redemption Premium in respect thereof.  Nothing in this Section 8 shall limit any other rights the Holder may have under this Note or the other Transaction Documents.

(9)           Lost or Stolen Notes.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in customary form and reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver a replacement Note of like tenor and date.

(10)           Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under the Securities Purchase Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy, and nothing herein shall limit the Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note.  The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein.  Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(11)           Specific Shall Not Limit General; Construction.  No specific provision contained in this Note shall limit or modify any more general provision contained herein.  This Note shall be deemed to be jointly drafted by the Company and the Holders pursuant to the Securities Purchase Agreement and shall not be construed against any person as the drafter hereof.

(12)           Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(13)           Notice.  Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given and deemed received in accordance with Section 11(f) of the Securities Purchase Agreement.

(14)           Transfer of this Note and Note Register.  The Holder may assign or transfer some or all of its rights hereunder, subject to compliance with the provisions of Section 3(f) of the Securities Purchase Agreement, without the consent of the Company.  The Holder shall promptly provide notice to the Company of the name and address of the assignee or transferee and the principal amount of Notes assigned or transferred, as applicable. The Company shall maintain, at one of its offices in the United States, a register for the recordation of the names and addresses of each holder of the Notes, and the principal amount of the Notes owed to each such holder pursuant to the terms hereof and of the Other Notes from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and the Company and the Holder shall treat each person whose name is recorded in the Register pursuant to the terms hereof as the Holder for all purposes, notwithstanding notice to the contrary.  The Register shall be available for inspection by any holder of the Notes, at any reasonable time and from time to time upon reasonable prior notice.  The Notes are intended to be obligations in “registered form” for purposes of Sections 871 and 881 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, and the provision of this Note shall be interpreted consistently therewith.

(15)           Payment of Collection, Enforcement and Other Costs.  Without limiting the provisions of the Securities Purchase Agreement and the other Transaction Documents, if (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding, or (b) an attorney is retained to represent the Holder in any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action, including reasonable attorneys’ fees and disbursements.

(16)           Cancellation.  After all Principal, Interest and other amounts at any time owed under this Note have been paid in full in accordance with the terms hereof, this Note shall automatically be deemed canceled and deemed surrendered to the Company for cancellation.  Additionally, the Holder shall deliver the original Note to the Company, which shall be cancelled by the Company and shall not be reissued.

(17)           Note Exchangeable for Different Denominations.  Subject to Section 4, in the event of a redemption of less than all of the Principal pursuant to the terms hereof, the Company shall, upon the request of Holder and tender of this Note promptly cause to be issued and delivered to the Holder, a new Note of like tenor representing the remaining Principal that has not been so repaid.  This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes containing the same terms and conditions and representing in the aggregate the Principal, and each such new Note will represent such portion of such Principal as is designated by the Holder at the time of such surrender.

(18)           Taxes.

(a)           Payments Free of Taxes.  Any and all payments by or on account of any obligation of the Company or any of the Subsidiaries under this Note, the Securities Purchase Agreement or any other Transaction Document shall be made without any set-off, counterclaim or deduction and free and clear of and without deduction for any Indemnified Taxes; provided that if the Company or any of the Subsidiaries shall be required to deduct any Indemnified Taxes from such payments, then:

(i)           The sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 18(a)), the Holder receives an amount equal to the sum it would have received had no such deductions been made;

(ii)           The Company or such Subsidiary, as applicable, shall make such deductions; and

(iii)           The Company or such Subsidiary shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)           Indemnification by the Company.  The Company shall indemnify the Holder, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes imposed upon the Holder, on or with respect to any payment by or on account of any obligation of the Company or any of the Subsidiaries under any of the Notes, the Securities Purchase Agreement and the other Transaction Documents (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 18) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  The Holder shall provide the Company reasonably prompt notification of the assessment and pay the Indemnified Taxes to the Governmental Authority promptly following receipt of indemnification therefor from the Company.  A certificate of the Holder as to the amount of such payment or liability under this Section 18 shall be delivered to the Company within one (1) year of the payment of Indemnified Taxes by the Holder and shall be conclusive absent manifest error.

(c)           Refunds.  If the Holder receives a refund in respect of any Indemnified Taxes as to which it has been indemnified by the Company or with respect to which the Company has paid additional amounts pursuant to this Section 18, it shall, within thirty (30) days from the date of such receipt, pay over such refund to the Company (but only to the extent of additional amounts paid by the Company under this Section 18 with respect to the Indemnified Taxes giving rise to the refund), net of all reasonable out-of-pocket expenses of the Holder and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided that the Company, upon the request of the Holder, agrees to repay the amount paid over to the Company (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Holder in the event the Holder is required to repay such refund to such Governmental Authority.  This paragraph shall not be construed to require the Holder to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Company or any other person.

(d)           Certificates.  A Holder that is a U.S. person for U.S. federal income tax purposes will provide the Company with all clearance certificates and completed and executed Internal Revenue Service Form W-9’s or valid substitutions thereof, or similar documents that may be required under applicable law to relieve the Company of any obligation to withhold or escrow any portion of the amounts paid under this Note, reasonably promptly following the reasonable written request therefor by the Company.  On or prior to the Issuance Date, a Holder that is not a U.S. person for U.S. federal income tax purposes will provide the Company with all appropriate clearance certificates and completed and executed Internal Revenue Service Form W-8BENs, W-8ECIs and/or W-8IMYs, as applicable, or valid substitutions thereof, or similar documents that may be required under applicable law to relieve the Company of any obligation to withhold or escrow any portion of the amounts paid under this Note.

(19)           Waiver of Notice.  To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, the Securities Purchase Agreement and the other Transaction Documents.

(20)           Governing Law.  This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other country or jurisdiction) that would cause the application of the laws of any jurisdiction or country other than the State of Texas.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Harris County, State of Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

(21)           Payment Set Aside.  To the extent that the Company makes a payment or payments to the Holder hereunder or the Holder enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, by a trustee, receiver or any other person under any law (including any Bankruptcy Law, U.S. state or federal law, the laws of any foreign government or any political subdivision thereof, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(22)           Interpretative Matters.  Unless the context otherwise requires, (a) all references to Sections, Schedules, Appendices or Exhibits are to Sections, Schedules, Appendices or Exhibits contained in or attached to this Note, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (c) the words “hereof,” “herein” and words to similar effect refer to this Note in its entirety, and (d) the use of the word “including” in this Note shall be by way of example rather than limitation.

(23)           Signatures.  In the event that any signature to this Note or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  Notwithstanding the foregoing, the Company shall be required to deliver an originally executed Note to the Holder.  At the request of any party each other party shall promptly re-execute an original form of this Note or any amendment hereto and deliver the same to the other party.  No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Note or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

SIGNATURE PAGE TO CONVERTIBLE NOTE

IN WITNESS WHEREOF, the Company has caused this Note to be executed on its behalf by the undersigned as of the year and date first above written.

SOUTH TEXAS OIL COMPANY,
a Nevada Company

By:  ___________________________
Name:  Michael J. Pawelek
Title:    Chief Executive Officer

APPENDIX

CERTAIN DEFINED TERMS

Capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to such terms in the Securities Purchase Agreement, dated as of June 10, 2009, pursuant to which this Note was originally issued (as such agreement may be amended, restated, supplemented or modified from time to time as provided therein, the “Securities Purchase Agreement”).  For purposes of this Note, the following terms shall have the following meanings:

“1934 Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Aggregate Notes Principal Balance” means, as of any date of determination, the aggregate outstanding principal amount of all the Notes as of such date.

“Applicable Interest Rate” means the Interest Rate, or, for so long as an Event of Default shall have occurred and be continuing, the Default Rate.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar U.S. federal or state law or law of any applicable foreign government or political subdivision thereof for the relief of debtors.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Change of Control”  means (i) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) a consolidation, merger or other business combination in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, a majority of the combined voting power of the surviving entity or entities entitled to vote generally for the election of a majority of the members of the board of directors (or their equivalent if other than a Company) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of the Company); (ii) the sale or transfer of all or substantially all of the Company’s assets (including, for the avoidance of doubt, the sale of all or substantially all of the assets of the Subsidiaries in the aggregate); or (iii) the consummation of a purchase, tender or exchange offer made to, and accepted by, the holders of more than a majority of the outstanding Common Stock.

“Current Report” means a current report on Form 8-K under the 1934 Act.

“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

Appendix - 1

“Default Rate” means the percent per annum rate equal to the sum of (i) the Interest Rate plus (ii) 5.00 percent (i.e., 500 basis points).

“Dollars” or “$” means U.S. Dollars.

“Excluded Taxes” means, with respect to the Holder, or any other recipient of any payment made or to be made by or on account of any obligations of the Company or any of the Subsidiaries under the Notes, the Securities Purchase Agreement or any other Transaction Document, income or franchise taxes imposed on (or measured by) such recipient’s net income by any jurisdiction under which such recipient is organized or in which its principal offices are located.

“Governmental Authority” means the government of the United States of America or any other nation, or any political subdivision thereof, whether state, provincial or local, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administration powers or functions of or pertaining to government.

“Indemnified Taxes” means taxes other than Excluded Taxes.

“Interest Amount” means as of any date, with respect to any of the Principal, all accrued and unpaid Interest (including any Interest at the Default Rate) on such Principal through and including such date.

“Interest Payment Date” means the first Business Day of each calendar month, in arrears, beginning with July 2009, through and including the last calendar quarter that commences prior to the Maturity Date.

“Interest Rate” means Fourteen Percent (14.0%) per annum.

“Issuance Date” means June 10, 2009.

“Maturity Date” means June 10, 2011.

“Notes” means, collectively, this Note and all Other Notes issued by the Company pursuant to the Securities Purchase Agreement, and all notes issued in exchange or substitution therefor or replacement thereof.

“Other Notes” means all of the Notes, other than this Note, that have been issued by the Company pursuant to the Securities Purchase Agreement on the Issuance Date and all Notes issued in exchange or substitution therefor or replacement thereof.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a Company, a trust, an unincorporated organization or a Governmental Entity or any other legal entity.

Appendix - 2

“Principal” means the outstanding principal amount of this Note as of any date of determination.

“Public Disclosure” or “Publicly Disclose” means the Company’s public dissemination of information through the filing via the Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto) of the SEC of a Periodic Report or Current Report disclosing such information pursuant to the requirements of the 1934 Act.

“SEC” means the U.S. Securities and Exchange Commission, or any successor thereto.

“U.S.” means the United States of America.

Appendix - 3

Exhibit A

NOTICE OF CONVERSION

Note No.:  Spring 2009 – 05

(To be executed by the Registered Holder in order to convert the Note)

The undersigned hereby elects to convert $_____________ of the principal and $_____________ of the interest due on the Note issued by SOUTH TEXAS OIL COMPANY on June 10, 2009 into Shares of Common Stock of SOUTH TEXAS OIL COMPANY (the "Company") according to the conditions set forth in such Note, as of the date written below.

Date of Conversion:
Conversion Price:
Shares To Be Issued:
Signature:
Print Name:
Address: